UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   February 5, 2010
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA  19087
(Address of principal executive offices)  (Zip Code)

(Registrant’s telephone number including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 5, 2010, LNC issued a press release announcing that the United States District Court for the Middle District of North Carolina will hold a hearing on February 26, 2010 at 10:00 a.m., on the proposed dismissal of a shareholders’ derivative action following the filing of a joint motion to dismiss by the plaintiff and all defendants.  The derivative action was instituted by the Walker F. Rucker Family Trust in June 2008 naming Lincoln National Corporation, David A. Stonecipher, Jon A. Boscia and Dennis R. Glass as defendants.  A copy of the Notice of Pendency of Derivative Action, Proposed Dismissal of Derivative Action, Hearing and Right to Appear issued by the Court is attached hereto as Exhibit 99.1.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice of Pendency of Derivative Action, Proposed Dismissal of Derivative Action, Hearing and Right to Appear

99.2	Press Release dated February 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

Date: February 5, 2010	By:	/s/ Frederick J. Crawford
	Name:	Frederick J. Crawford
	Title:	Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Notice of Pendency of Derivative Action, Proposed Dismissal of Derivative Action, Hearing and Right to Appear

99.2	Press Release dated February 5, 2010